SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2003

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9396	86-0498599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida	32204

(Address of Principal Executive Offices)	(Zip Code)

(904) 854-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 — Press Release of Fidelity National Financial, Inc., dated October 17, 2003.

Item 9. Regulation FD disclosure (Information is being provided under Item 12)

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

On October 17, 2003, Fidelity National Financial, Inc. issued an earnings release announcing its preliminary financial results for the third quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Dated: October 17, 2003	By:	/s/ Alan L. Stinson

Alan L. Stinson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Fidelity National Financial, Inc., dated October 17, 2003